Annual Shareholders’ Meeting June 7, 2007 Energytec, Inc. www.newenergytec.com - Pink Sheets:EYTC America Needs America's Oil and Gas Exhibit 99.1

Safe Harbor Statement –
This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements included or incorporated by reference in this presentation that are not historical facts are hereby identified as “forward-looking statements” and it is our intention that all such statements be subject to the “safe-harbor” provisions of these Acts.
Factors that could cause actual results to differ materially from our expectations include, but are not limited to, our assumptions and statements about oil and gas exploration and development activities, oil and gas reserves, oil and gas prices and energy markets, competition with other oil and gas companies, government regulation of the oil and gas industry and related matters, production levels, technology, availability of capital resources, capital expenditures, supply and demand for oil, gas, and condensate, availability of goods, services, and qualified personnel, general economic conditions, inflation, occurrence of property acquisitions or divestitures, the securities or capital markets, plans and objectives for future operations, costs and results of litigation, the ability of Energytec, Inc. to obtain additional capital, and other risks and uncertainties described by the company’s filings with the Securities Exchange Commission.
Forward-looking statements are based on current expectations, estimates, and projections, and they are subject to a number of risks, uncertainties, and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. Such forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this presentation.
All statements in this presentation of expectations, estimates, and projections are subject to these uncertainties, the outcome of which cannot be predicted at this time and any one of which could render our forward-looking statements unlikely or impossible.
The historical results achieved by the company are not necessarily indicative of its future prospects.
The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
Energytec, Inc. www.newenergytec.com - Pink Sheets:EYTC America Needs America's Oil and Gas

Assets
Energytec, Inc. www.newenergytec.com - Pink Sheets:EYTC America Needs America's Oil and Gas
March 31, December 31,
2007 2006
(Unaudited)
CURRENT ASSETS
Cash and cash equivalents $         174,531 $        532,925
Accounts receivable 2,083,945 2,362,270
Refundable income taxes 1,669,541 1,669,541
Prepaid expenses 187,445 112,746
TOTAL CURRENT ASSETS 4,115,462 4,677,482
PROPERTY AND EQUIPMENT
Oil and gas properties, successful efforts 30,916,482 30,875,159
Oil and gas properties, available for sale 1,050,000 1,050,000
Gas pipeline 1,640,238 1,640,238
Oil and gas supplies 344,270 344,270
Well service and related equipment 4,376,369 4,468,262
38,327,359 38,377,929
Less accumulated depreciation, depletion
and amortization 2,336,794 2,173,695
NET PROPERTY AND EQUIPMENT 35,990,565 36,204,234
OTHER ASSETS
Railroad commission bond 250,000 250,000
Other assets 9,150 17,265
Deferred tax asset, net of valuation allowance of $1,802,607 and $1,457,459, respectively - -
Long-term receivables, joint interests,
net of allowance of $7,500,000 1,503,496 1,133,840
TOTAL OTHER ASSETS 1,762,646 1,401,105
$     41,868,673 $    42,282,821
Investors are cautioned to closely consider the notes to the audited financial statements in
Energytec’s Form 10-Q for the period ended March 31, 2007.

Liabilities and Equity
Energytec, Inc. www.newenergytec.com - Pink Sheets:EYTC America Needs America's Oil and Gas
March 31, December 31,
2007 2006
(Unaudited)
CURRENT LIABILITIES $     14,633,740 $    13,742,449
LONG-TERM LIABILITIES
Notes payable, net of current maturities 3,242,209 3,633,072
Asset retirement obligations 2,069,755 1,997,520
TOTAL LONG-TERM LIABILITIES 5,311,964 5,630,592
TOTAL LIABILITIES 19,945,704 19,373,041
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' EQUITY
Preferred stock (10,000,000 shares authorized, none
issued and outstanding, $.001 par) - -
Common stock (90,000,000 shares authorized,
69,795,542 issued and 69,795,542, outstanding
and 69,777,125 issued and 69,777,125 outstanding,
respectively, $.001 par) 69,797 69,779
Additional paid-in capital 35,322,720 35,285,905
Retained deficit (13,469,548) (12,445,904)
TOTAL SHAREHOLDERS' EQUITY 21,922,969 22,909,780
$     41,868,673 $    42,282,821
Investors are cautioned to closely consider the notes to the audited financial statements in
Energytec’s Form 10-Q for the period ended March 31, 2007.

Energytec, Inc. www.newenergytec.com - Pink Sheets:EYTC America Needs America's Oil and Gas
FIELD PROVED PRODUCING PROVED
NON-
PRODUCING TOTAL PROVED
Oil (Bbl) Gas (Mcf) Oil (Bbl) Gas (Mcf) Oil (Bbl) Gas (Mcf)
Quitman 683,279 - 115,124 - 798,403 -
Redwater 38,557 349,066 - - 38,557 349,066
Total 721,836 349,066 115,124 - 836,960 349,066

Energytec, Inc. www.newenergytec.com - Pink Sheets:EYTC America Needs America's Oil and Gas
It is obvious that Energytec is in a hole and it is time to start climbing out of the hole.
So where do we start?  How do we do this?
We have to evaluate all of our assets, their current productivity, and their future potential in comparison to the cost to achieve maximum performance from those assets.
We know from our initial evaluations that we are going to have to restructure our assets, divesting of poor performers, reinvesting capital into marginal performers that have great potential, and investing capital into new ventures.
There is no guarantee that the plan we are presenting will be successful, but we cannot remain where we are. We cannot continue to hold unprofitable properties. We cannot continue to put resources into properties and activities that will not build value for this company.
The restructuring and rebuilding of Energytec will most likely evolve as we move forward and as opportunities present themselves. But in order to start climbing out of the hole, we must take the first steps upward.
Here is how we begin.

We have identified certain properties that should be
considered for divestiture:
Redwater
Talco/Trix-Liz
Current infusion of capital resources to resolve outstanding issues and maximize production from these properties cannot be justified:
The payback period on a capital infusion would not be acceptable for the company’s short-term or long-term goals for improvements in operations.
Current infusion of capital in these properties would not allow the company to direct capital to properties that have greater potential to meet the company’s goals for improvement in operations.
Capital from the sale of such properties can be reinvested into existing properties  that have better potential and into new ventures that could provide both short-term and long-term potential.
Energytec, Inc. www.newenergytec.com - Pink Sheets:EYTC America Needs America's Oil and Gas

At present, 22 of the wells are on production.
Energytec believes approximately 10 of the remaining wells can be reworked with the remaining 26 wells to be evaluated.
We hold a 100% working interest in all wells in the Como Field.
Production from the Como Field is currently approximately 225 BOPD.
The budgeted overhead for 2007 totals approximately $1,000,000.
In order to maintain the current level of production, we have budgeted lease operating expenses and capital expenditures for 2007 totaling approximately $1,500,000.
Upon evaluation of the wells that are currently not producing, we have determined that we can increase production by approximately 125 BOPD by expending incremental costs totaling approximately $400,000.
Gross revenues from current production and incremental production could approximate $4,900,000 per year.
Energytec, Inc. www.newenergytec.com - Pink Sheets:EYTC America Needs America's Oil and Gas

Although There Are Reasons To Consider Selling
High Capital Investment Requirements
Distance From Home Operations
Environmental Restrictions
Wyoming Also Has Significant Potential
Potential For Significant Increased Value of Investment
Potential For Joint Venture Partner
Opportunity To Further Test And Market New
Technologies
No Significant Current Cost or Cash Requirements to
Hold the Property
Energytec, Inc. www.newenergytec.com - Pink Sheets:EYTC America Needs America's Oil and Gas

Profitability –We believe that the purpose of a
business is to provide goods or services to meet a
need. Our objective is the generation of profit from
meeting that need.
This has several immediate applications to our
Company.
Eliminate those assets that are not profitable.
Maximize our potentially profitable properties
Add new assets and  new products.
Seek out new customers for our business.
Manage for profitability.
Energytec, Inc. www.newenergytec.com - Pink Sheets:EYTC America Needs America's Oil and Gas

Energytec, Inc. www.newenergytec.com - Pink Sheets:EYTC America Needs America's Oil and Gas
People - The January 2007 Oil and Gas Investor magazine states the problem succinctly as follows, “The need for experienced upstream personnel within the oil and gas industry has never been as acute as it is today…they need talented people …but there isn’t enough talent to go around.”
In order to compensate for the shortage of experienced personnel, we will:
•retain our best people
•seek out new personnel from unconventional sources
•engage non-traditional personnel
•establish mentoring and training programs

Place –We have selected to focus on three places:
Texas
Oklahoma
Kansas
Shared advantages for the Company:
they are easily accessible from the Company’s main office in
Plano, Texas,
they have extensive production data bases available via the
internet,
they have significant academic infrastructure committed to the industry,
the Company’s senior management has extensive experience in
the oil and gas industry in those states,
collectively, they have over 50% of the country’s stripper wells,
and
the oil and gas industry in these states is vital to the continued
wealth, progress and competitiveness of each state.
Energytec, Inc. www.newenergytec.com - Pink Sheets:EYTC America Needs America's Oil and Gas

Energytec, Inc. www.newenergytec.com - Pink Sheets:EYTC America Needs America's Oil and Gas
Position –
Vast Outdoor Laboratory
Technology Owner, Licensee, Distributor,
Facilitator, Sponsor, And/Or Developer
Traditional Growth
Data Ownership
Generation of Prospects

Proprietary Technologies
We believe research and development is not a turn-on/turn-off at will activity but rather is a continuous process that builds on prior successes and failures.
improving recovery factors in mature fields
recovery of bypassed oil
difficult reservoirs (such as those in the Rocky Mountain region contaminated with lime or calcite materials)
unconventional oil and gas reservoirs
enhanced oil recovery across the country
keeping the country’s stripper wells producing better and longer
The Company has access to a number of new research initiatives due to management’s relationship with the Department of Energy, the Rocky Mountain Oilfield Testing Center, the
Stripper Well Consortium at Pennsylvania State University, various schools of petroleum engineering, the Colorado School of Mines, and numerous laboratories and companies.
We believe these relationships can be leveraged into lines of business as sponsors, facilitators, investors, and testing sites of new technologies. All of these have the potential to generate revenue from additional lines of business and can be integrated into our position to utilize the
Company’s current properties as a laboratory for testing new technologies arising through research and development.
Energytec, Inc. www.newenergytec.com - Pink Sheets:EYTC America Needs America's Oil and Gas

Energytec, Inc. www.newenergytec.com - Pink Sheets:EYTC America Needs America's Oil and Gas
•
We will adhere to the federal and state securities laws and SEC rules.
•
We will continue our commitment to good corporate governance and respect the role and authority of the Board of Directors.
•
We will aggressively pursue recovery of assets/properties for the benefit of  our stockholders.
•
We will keep the market, and you, apprised of disclosable events and financial results.
•
We will timely file our periodic reports and begin in 2007 the process of quarterly stockholder reports.
•
We will travel across the country to meet stockbrokers and analysts to discuss the “5-P” plan and build a solid base for investment support.

Energytec, Inc. www.newenergytec.com - Pink Sheets:EYTC America Needs America's Oil and Gas
•
We will not dispose of assets other than through a broad-based marketing effort using third-party assistance, as appropriate, so that good value can be attained for any assets sold.
•
Proceeds of sales will be applied to trade payables and field operations to sustain or increase production on those
properties where the Company obtains the greatest return on
investment for the stockholders.
•
We will control expenses aggressively.
•
No officer will receive a pay raise, bonus or other salary action until we have attained positive cash flow status through oil and gas production and sales.
•
We will ardently pursue all available legal remedies against those who have wronged the stockholders and jeopardized the very
existence of this Company.
•
We will vigorously defend our Company when attacked by those who would seek to harm or to undermine the survival of this
Company.
This Much You Can Count On Without Fail Or
Hesitation (Continued):

Energytec, Inc. www.newenergytec.com - Pink Sheets:EYTC America Needs America's Oil and Gas

In 1980, global energy totaled 145 million
BOE/day.
Over the next 24 years, energy use grew by
54% or 79 million BOE/day.
Energy use is estimated to grow to342 million
BOE/day in the next 24 years.
The growth represents 81% of the entire
global energy use in 1980.
Source – IEA World Energy Outlook 2006 & Simmons and Company International.
BOE – barrels of equivalent production.
Energytec, Inc. www.newenergytec.com - Pink Sheets:EYTC America Needs America's Oil and Gas

1980 2004 2015 2030
2004-
2030
Growth
Coal 35.7 55.5 73.3 88.8 1.6x
Oil 62.1 78.8 95.0 111.5 1.4x
N. Gas 24.7 46.0 60.3 77.4 1.7x
Nuclear 3.7 14.3 16.2 17.2
Hydro 3.0 4.8 6.3 8.2
Biomass
/Other
16.0 24.7 30.2 38.8
Total 145.2 224.1 281.3 341.9
Energytec, Inc. www.newenergytec.com - Pink Sheets:EYTC America Needs America's Oil and Gas
IEA’s 342 million BOE/day in
2030 envisions all energy
sources to grow.
Data shown in million
BOE/day.
Source  - IEA & Simmons and Company International.

The USA has been the world’s largest
consumer for a century.
Until 30 years ago, we were also the world’s
largest energy producer:
#1 in oil
#1 in natural gas
#1 in coal
Source – Simmons and Company International.
Energytec, Inc. www.newenergytec.com - Pink Sheets:EYTC America Needs America's Oil and Gas

The USA’s supplies grew too old:
Oil peaked in 1970
Natural gas peaked in 1973
Black Appalachian coal has nearly depleted
“Unconventional” oil, natural gas and coal masked
this serious decline
The USA is now the world’s largest energy
importer by a significant factor.
Source – Simmons and Company International
Energytec, Inc. www.newenergytec.com - Pink Sheets:EYTC America Needs America's Oil and Gas

We import more energy than the next two
highest importers.
Most imports come from shaky or unfriendly
suppliers.
Many key suppliers are one to two months
travel time away.
Source – Simmons and Company International
Energytec, Inc. www.newenergytec.com - Pink Sheets:EYTC America Needs America's Oil and Gas

Demand for energy was barely growing.
Middle East supply was still bountiful and very
cheap.
Major importers had “friendly and reliable” long-
term supply contracts.
Global infrastructure to deliver “long-distance
energy” was new.
“IF” all these were true, the world still has a case of
energy jitters.
Source – Simmons and Company International
Energytec, Inc. www.newenergytec.com - Pink Sheets:EYTC America Needs America's Oil and Gas
BUT, none of these “IFs” are true.
Thus, the world faces a real crisis.

Energytec, Inc. www.newenergytec.com - Pink Sheets:EYTC America Needs America's Oil and Gas
80% of the world’s energy delivery system is far too rusty:
- Wellheads
- Drilling rigs
- Gathering systems
- Pipelines and tankers
- Refineries and gas plants
- Tank farms
- Rail systems to carry coal
and oil tankers
Source – Simmons and Company International
All in state of corrosion and
Badly in need of rebuilding!

Conservation is the highest quality new energy supply.
Serious conservation plans need global implementation and
careful planning.
Free-market innovations might be too little, too late.
New energy sources that could be pleasant surprises:
Algae bio-fuel
Bio-waste fuel
Ocean energy
Source – Simmons and Company International
Energytec, Inc. www.newenergytec.com - Pink Sheets:EYTC America Needs America's Oil and Gas
Tide, current and wave ocean aquatic
agents, ocean seeps and vents, ocean
steam tunnels

Energytec, Inc. www.newenergytec.com - Pink Sheets:EYTC America Needs America's Oil and Gas
Energy prices will go far higher.
Companies unable/unwilling to pass on higher energy prices will see margins fall.
Highly inefficient energy products will become obsolete.
Energy companies with very mature assets will shrink.
“Energy,” the world’s largest industrial activity will get
larger
.
Source – Simmons and Company International

Small E&P players who drill furiously.
Oil service companies who retain the best people and rebuild an old asset base.
Engineering and construction companies who rebuild a rusty
energy business.
Some “Baby Bulls” after Big Oil is broken up.
The Thomas Edison, George Westinghouse and Rudolph
Diesel companies who create sustained new forms of efficient energy sources and products.
Source – Simmons and Company International
Energytec, Inc. www.newenergytec.com - Pink Sheets:EYTC America Needs America's Oil and Gas

It is time to firmly grasp the total energy picture.
It is crucial to connect all the various energy dots.
Be cautions of conventional energy wisdom.
Diversify your energy exposure.
Pair your exposure with companies hurt by high energy
prices.
Deep energy expertise is invaluable as this sea-change
happens.
Source – Simmons and Company International
Energytec, Inc. www.newenergytec.com - Pink Sheets:EYTC America Needs America's Oil and Gas

IEA – International Energy Agency, energy policy advisor to 26
Member countries in an effort to ensure reliable, affordable and clean energy for their citizens.  IEA conducts a broad program of energy research, data compilation, publications and public
dissemination of the latest energy policy analysis and
recommendations of good practices. www.iea.org
Simmons and Company International -Simmons & Company is the
only independent investment bank specializing in the entire
spectrum of the energy industry. Founded in 1974, the firm has acted as financial advisor in nearly $93* billion of transactions, including 463 merger and acquisitions worth over $63 billion.
Simmons has served as co-manager on nearly $26 billion in public debt and equity offerings. During 2006 Simmons closed 35 M&A transactions worth $8.7 billion and co-managed 19 offerings worth
$6.7 billion. The firm's clients range from small, privately held companies to multi-billion dollar public entities. www.simmonsco-
intl.com
Energytec, Inc. www.newenergytec.com - Pink Sheets:EYTC America Needs America's Oil and Gas

Energytec, Inc. www.newenergytec.com - Pink Sheets:EYTC America Needs America's Oil and Gas
The way I see it, if you
want the rainbow, you
gotta put up with the
rain.
- Dolly Parton
A lie can travel halfway
around the world while the
truth is putting on its
shoes.
- Mark Twain
Everything that is done in the world is done by hope.
- Martin Luther King